UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005

      ]

ITEM 1.  REPORTS TO STOCKHOLDERS.


ANNUAL REPORT
DECEMBER 31, 2005

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2005. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                     VALUE OF       VALUE OF        VALUE OF
                                     INITIAL       CUMULATIVE      CUMULATIVE       TOTAL
                                     $10,000      CAPITAL GAINS    REINVESTED      VALUE OF
PERIOD ENDED:                       INVESTMENT    DISTRIBUTIONS     DIVIDENDS       SHARES
-------------                       ----------    -------------    ----------    -----------
July 15, 1970                       $   10,000    $          --    $       --    $    10,000
May 31, 1971                            11,750               --           184         11,934
May 31, 1972                            12,350              706           451         13,507
May 31, 1973                             9,540            1,118           584         11,242
May 31, 1974                             7,530            1,696           787         10,013
May 31, 1975                             9,490            2,137         1,698         13,325
May 31, 1976                            12,030            2,709         2,654         17,393
May 31, 1977                            15,400            3,468         3,958         22,826
Dec. 31, 1977                           18,420            4,617         5,020         28,057
Dec. 31, 1978                           22,270            5,872         6,629         34,771
Dec. 31, 1979                           24,300            6,481         8,180         38,961
Dec. 31, 1980                           25,040            8,848        10,006         43,894
Dec. 31, 1981                           27,170           13,140        13,019         53,329
Dec. 31, 1982                           31,960           18,450        19,510         69,920
Dec. 31, 1983                           37,110           24,919        26,986         89,015
Dec. 31, 1984                           39,260           33,627        32,594        105,481
Dec. 31, 1985                           44,010           49,611        41,354        134,975
Dec. 31, 1986                           39,290           71,954        41,783        153,027
Dec. 31, 1987                           38,430           76,911        49,020        164,361
Dec. 31, 1988                           38,810           87,760        55,946        182,516
Dec. 31, 1989                           46,860          112,979        73,614        233,453
Dec. 31, 1990                           41,940          110,013        72,633        224,586
Dec. 31, 1991                           53,310          160,835       100,281        314,426
Dec. 31, 1992                           56,660          174,775       112,428        343,863
Dec. 31, 1993                           54,840          213,397       112,682        380,919
Dec. 31, 1994                           55,590          220,943       117,100        393,633
Dec. 31, 1995                           78,130          311,266       167,129        556,525
Dec. 31, 1996                           88,440          397,099       191,967        677,506
Dec. 31, 1997                          125,630          570,917       273,653        970,200
Dec. 31, 1998                          160,700          798,314       353,183      1,312,197
Dec. 31, 1999                          127,270          680,866       286,989      1,095,125
Dec. 31, 2000                          122,090          903,255       289,505      1,314,850
Dec. 31, 2001                          130,240        1,002,955       319,980      1,453,175
Dec. 31, 2002                          126,630          976,920       311,226      1,414,776
Dec. 31, 2003                          147,610        1,146,523       362,790      1,656,923
Dec. 31, 2004                          154,270        1,200,687       379,159      1,734,116
Dec. 31, 2005                          155,450        1,331,529       382,059      1,869,038

The total amount of capital gains distributions accepted in shares was $744,103, the total amount of dividends reinvested was $116,740.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions, dividends reinvested in shares or sale of Fund shares.

Date            Seq      S&P
----------      -------  -------
12/31/1995	$10,000  $10,000
12/31/1996	12,174   12,299
12/31/1997	17,433   16,399
12/31/1998	23,578   21,084
12/31/1999	19,678   25,521
12/31/2000	23,626   23,198
12/31/2001	26,111   20,440
12/31/2002	25,422   15,923
12/31/2003	29,774   20,489
12/31/2004	31,162   22,719
12/31/2005	33,586   23,834

COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT IN SEQUOIA FUND AND THE S&P 500 INDEX*



* The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The information presented for the Fund assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future results.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

     Sequoia Fund's results for the quarter and year ended December 31, 2005 appear below along with comparable results for the market indexes:

To December 31, 2005

                                     SEQUOIA        DOW JONES      STANDARD &
                                       FUND        INDUSTRIALS     POOR'S 500
                                     -------       -----------     ----------
Fourth Quarter                        9.02%           2.06%          2.09%
1 Year                                7.78%           1.72%          4.91%
5 Years (Annualized)                  7.29%           2.01%          0.54%
10 Years (Annualized)                12.88%           9.76%          9.07%

     The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                   Sincerely,

 /s/ Richard T. Cunniff     /s/ Robert D. Goldfarb    /s/ David M. Poppe

 Richard T. Cunniff         Robert D. Goldfarb        David M. Poppe
 Vice Chairman              President                 Executive Vice President
 February 23, 2006

      THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR
   DAY WILL BE HELD AT 10A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 19, 2006 AT THE ST. REGIS HOTEL, 20TH FLOOR, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The total return for Sequoia Fund was 7.78% for 2005, including the reinvestment of dividends. This compares to the 4.91% return of the S&P 500. As it has been for many years, our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund will often vary significantly from that of the commonly cited indexes.

     The table below shows the stock price performance of the Fund's major positions for 2005:

                                   % OF ASSETS    PRICE     % OF ASSETS
POSITION                             12/31/04     CHANGE      12/31/05
--------                           -----------    ------    -----------
Berkshire Hathaway                        35.2%     0.8%        33.8%
Progressive Corp.                         12.6%    37.6%        17.4%
Mohawk Industries                          8.4%    -4.7%         8.0%
TJX                                        8.0%    -7.6%         7.4%
Fastenal                                   3.6%    27.3%         4.4%
Expeditors International                   2.8%    20.8%         3.4%
                                   -----------              -----------
Top six positions                         70.6%                 74.4%
                                   ===========              ===========

     We're less concerned with the annual movement in share prices than we are with the earnings progress exhibited by our holdings. If earnings grow, the stock price eventually follows.

     As of this writing Berkshire Hathaway had not yet reported fourth quarter and full year 2005 earnings. However, Berkshire's earnings were likely down from 2004, due to an estimated $3.4 billion of large insurance losses stemming from the three major hurricanes that hit US landfall during the year. Even after this year's losses, we believe that underwriting profits at Berkshire's supercat operations will still most likely average out to about 25% of premiums over the cycle since 1990.

     For most of the rest of Berkshire's operations, 2005 was a relatively strong year. GEICO's combined ratio was likely below 90, even after hurricane losses. And premiums and policies in force were likely up more than 12%, several times the industry growth. Through nine months, organic earnings of Berkshire Hathaway's wholly owned non-insurance businesses grew at high single digit rates, good performance for these operations. The building products unit turned in particularly strong results, thanks to the residential housing boom and a recovery in commercial construction. Other strong contributors to earnings growth included Clayton Homes and the leasing operations.

     Berkshire deployed over $7 billion in acquisitions of whole companies and purchases of publicly traded stocks in 2005. It completed deals to buy a recreational vehicle manufacturer, a professional liability insurer, and a nylon carpet fiber operation for an estimated combined $1.9 billion. Through nine months, Berkshire purchased a net $5.2 billion worth of common stocks, with new stakes in Anheuser-Busch and Wal-Mart and additions to its Procter and Gamble and Wells Fargo positions accounting for the lion's share of the growth. In addition, Berkshire's 81%-owned subsidiary, Midamerican, negotiated an agreement to spend about $5 billion to purchase the equity of a large utility company operating in several Western states. That deal is scheduled to close by the end of March, 2006.

     Berkshire still had over $41 billion in cash on its balance sheet as of last September, up $1 billion from year end. However, increasing short term interest rates through 2005 gave Berkshire's investment income a natural lift last year and will do so again in 2006.

     Progressive managed well through market conditions that were tougher than those of the year before. The auto insurance industry entered a down cycle in 2005, and competition increased during the year, which put downward pressure on prices. Growth in written premiums at Progressive slowed and its profit margins narrowed. Profitability was also affected by the Gulf storms, which hit states where Progressive has disproportionately high market shares. When 2005 closed, Progressive's combined ratio had increased three percentage points. Even with that jump, however, the insurer finished the year with a still excellent combined ratio of 88. And while the company's net income fell 15%, share repurchases provided an updraft. Earnings per share slipped only 9%, resulting in far and away the second-best year in the company's history.

     Earnings growth at Mohawk Industries, the country's largest flooring business, suffered from continual increases in raw material costs during the year. Not only did oil prices climb throughout the year, disruptions caused by the Gulf storms further restricted the supply of Mohawk's raw materials. Inevitably, the company's profit margins contracted. Management moved quickly to raise prices to recover its increased costs, but it takes several months for price increases to show up on the bottom line. Last fall, Mohawk closed on its largest acquisition to date when it purchased Unilin, a privately-owned manufacturer of laminate flooring, for about $2.6 billion. While the market for broadloom carpet grows slowly, the demand for laminate flooring has been increasing at double-digit rates in the US. Unilin, which has both proprietary technology and an excellent brand name, positions Mohawk well to capture a large share of this growing market. We expect the acquisition to be accretive to Mohawk's earnings in 2006.

     TJX struggled early in 2005, but regained its footing as the year wore on. Last fall, the founder and chairman of TJX, Ben Cammarata, returned as interim CEO. He quickly closed a failing Internet retail venture and vowed to slow the pace of expansion at other new store concepts. The company refocused its efforts on its best businesses, its core off-price apparel retailing formats. Holiday sales were strong. and the company finished the year on a vigorous note. Earnings per share were up 24%.

     Revenue and profits at the fifth and sixth largest positions in the Fund grew at excellent rates in 2005. Sales at Fastenal rose by 23%, better than three times the rate of growth of its largest competitor, and earnings per share jumped 27%. Credit the hard-work ethic and frugal spirit of this unusual company for that performance as much as a strengthening industrial economy. Expeditors International, now the sixth-largest position in the Fund due in significant part to its high rate of growth, generated a 17% rise in net revenue. Earnings per share leaped 39%. This performance reflects both the company's unusually strong competitive culture and its well-established presence in the trade lanes between the Far East and the US, where growth was unusually strong.

     During the year, the Fund sold its investments in Ethan Allen, Harley Davidson, Mercantile Bankshares, Petsmart, and the remainder of its position in Fifth Third Bancorp. We initiated positions in International Game Technology and Porsche AG.

     At the end of the year, Sequoia was 95.2% invested in stocks, compared to 90.8% a year earlier. In both years, the remainder of Sequoia's assets was held in cash and cash equivalents.

     SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                                    EXPENSES
                                                    ENDING         PAID DURING
                                    BEGINNING       ACCOUNT          PERIOD*
                                     ACCOUNT         VALUE        JULY 1, 2005
                                      VALUE       DECEMBER 31,   TO DECEMBER 31,
                                  JULY 1, 2005       2005             2005
                                  ------------    ------------   ---------------
Actual                              $  1,000      $ 1,083.90         $ 5.25
Hypothetical
 (5 % return per year before
  expenses)                         $  1,000      $ 1,020.16         $ 5.09

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                               SEQUOIA FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2005

                  COMMON STOCKS (93.23%)

                                                                        VALUE
    SHARES                                                             (NOTE 1)
    ------                                                          ---------------
                  AUTO & HOME SUPPLY STORES (1.52%)
      1,699,998   O'Reilly Automotive Inc.*                         $    54,416,936
                                                                    ---------------
                  CASUALTY INSURANCE (17.35%)
      5,310,152   Progressive Corporation-- Ohio                        620,119,551
                                                                    ---------------
                  CHEMICAL DIAGNOSTIC SUBSTANCES (3.08%)
      1,529,015   IDEXX Laboratories Inc*                               110,058,500
                                                                    ---------------
                  COMPUTER PROGRAMMING SERVICES (1.85%)
      2,088,597   GTECH Holdings Corporation                             66,292,069
                                                                    ---------------
                  DIVERSIFIED COMPANIES (33.79%)
         13,625   Berkshire Hathaway Inc. Class A*                    1,207,447,500
            163   Berkshire Hathaway Inc. Class B*                          478,486
                                                                    ---------------
                                                                      1,207,925,986
                                                                    ---------------
                  ELECTRONIC COMPUTER MANUFACTURING (2.28%)
      2,648,247   International Game Technology                          81,513,043
                                                                    ---------------
                  FREIGHT TRANSPORTATION (3.36%)
      1,776,610   Expeditors International of Washington, Inc.          119,938,941
                                                                    ---------------
                  INDUSTRIAL & CONSTRUCTION SUPPLIES (4.44%)
      4,054,341   Fastenal Company                                      158,889,624
                                                                    ---------------
                  INSURANCE AGENTS & BROKERS (2.47%)
      2,888,952   Brown & Brown Inc.                                     88,228,594
                                                                    ---------------
                  MEDICAL & HOSPITAL EQUIPMENT (0.11%)
        120,097   Patterson Companies Inc.*                               4,011,240
                                                                    ---------------
                  PROCESS CONTROL INSTRUMENTS (0.60%)
        384,157   Danaher Corporation                                    21,428,277
                                                                    ---------------
                  RETAILING (14.41%)
         39,804   Costco Wholesale Corporation                            1,969,104
      1,145,775   Tiffany & Company                                      43,871,725
     11,412,756   TJX Companies, Inc.                                   265,118,322
      2,359,424   Wal-Mart Stores Inc                                   110,421,043
      2,120,091   Walgreen Company                                       93,835,228
                                                                    ---------------
                                                                        515,215,422
                                                                    ---------------

                                                                        VALUE
    SHARES                                                             (NOTE 1)
    ------                                                          ---------------
                  TEXTILE - CARPETS (7.97%)
      3,274,506   Mohawk Industries Inc.+*                          $   284,816,531
                                                                    ---------------
                  TOTAL COMMON STOCK (COST $1,077,216,753)          $ 3,332,854,714
                                                                    ---------------
                  PREFERRED STOCKS (1.91%)

                  AUTOMOTIVE MANUFACTURING (1.91%)
         95,045   Porsche AG -- Preferred (Germany)                      68,292,779
                                                                    ---------------
                  TOTAL PREFERRED STOCKS (COST $67,942,737)         $    68,292,779
                                                                    ---------------

   PRINCIPAL
    AMOUNT
   ---------
                  U.S. GOVERNMENT OBLIGATIONS (4.86%)
$   174,200,000   U.S. Treasury Bills due 2/6/2006                      173,632,253
                                                                    ---------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (Cost $173,632,253)                                  173,632,253
                                                                    ---------------
                  TOTAL INVESTMENTS (100%)++
                    (Cost $1,318,791,7                              $ 3,574,779,746
                                                                    ===============

----------
++   The cost for federal income tax purposes is identical.

 *   Non-income producing.

 +   Refer to Note 7.

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2005

ASSETS:

   Investments in securities, at value (cost $1,318,791,743) (Note 1)               $ 3,574,779,746
   Cash on deposit with custodian                                                           347,492
   Receivable for capital stock sold                                                        757,941
   Dividends receivable                                                                     959,188
   Other assets                                                                              34,005
                                                                                    ---------------
      Total assets                                                                    3,576,878,372
                                                                                    ---------------
LIABILITIES:

   Payable for capital stock repurchased                                                    391,206
   Accrued investment advisory fee                                                        3,013,834
   Accrued other expenses                                                                   161,993
                                                                                    ---------------
      Total liabilities                                                                   3,567,033
                                                                                    ---------------
Net assets applicable to 22,986,340 shares of capital stock outstanding (Note 4)    $ 3,573,311,339
                                                                                    ===============
Net asset value, offering price and redemption price per share                      $        155.45
                                                                                    ===============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
   Income:
      Dividends:
         Unaffiliated companies, net of $32,209 of foreign tax withheld             $     9,822,939
         Affiliated companies (Note 7)                                                      802,615
      Interest                                                                            8,703,394
      Other income                                                                           40,170
                                                                                    ---------------
         Total income                                                                    19,369,118
                                                                                    ---------------
   Expenses:
      Investment advisory fee (Note 2)                                                   36,448,117
      Legal and auditing fees                                                               125,717
      Stockholder servicing agent fees                                                      462,745
      Custodian fees                                                                         80,000
      Directors fees and expenses (Note 6)                                                  244,950
      Other                                                                                 148,571
                                                                                    ---------------
         Total expenses                                                                  37,510,100
   Less expenses reimbursed by Investment Adviser (Note 2)                                  912,000
                                                                                    ---------------
         Net expenses                                                                    36,598,100
                                                                                    ---------------
         Net investment (loss)                                                          (17,228,982)
                                                                                    ---------------
REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS:
   Realized gain on investments:
      Unaffiliated companies                                                            357,662,429
      Affiliated companies (Note 7)                                                      21,234,848
      Foreign currency transactions                                                           1,486
                                                                                    ---------------
         Net realized gain on investments and foreign currencies                    $   378,898,763
   Net (decrease) in unrealized appreciation on investments                             (89,974,201)
                                                                                    ---------------
         Net realized and unrealized gain on investments and foreign currencies         288,924,562
                                                                                    ---------------
Increase in net assets from operations                                              $   271,695,580
                                                                                    ===============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------
                                                                         2005                2004
                                                                    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
      Net investment (loss)                                         $   (17,228,982)   $   (14,191,740)
      Net realized gain on investments and foreign currencies           378,898,763        296,769,132
      Net increase / (decrease) in unrealized appreciation              (89,974,201)      (106,708,915)
                                                                    ---------------    ---------------
         Net increase / (decrease) in net assets from operations        271,695,580        175,868,477
   Distributions to shareholders from:
      Net investment income                                                      --                 --
      Net realized gains                                               (245,091,727)        (5,637,360)
      Capital share transactions (Note 4)                              (225,675,415)      (371,435,383)
                                                                    ---------------    ---------------
         Total increase / (decrease)                                   (199,071,562)      (201,204,266)

NET ASSETS:
   Beginning of year                                                  3,772,382,901      3,973,587,167
                                                                    ---------------    ---------------
   End of year                                                      $ 3,573,311,339    $ 3,772,382,901
                                                                    ===============    ===============
 NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus)                          $ 1,316,344,778    $ 1,347,326,752
   Undistributed net realized gains (Note 5)                                978,558         79,093,945
   Unrealized appreciation                                            2,255,988,003      2,345,962,204
                                                                    ---------------    ---------------
      Total Net Assets                                              $ 3,573,311,339    $ 3,772,382,901
                                                                    ===============    ===============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     Sequoia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange or on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

     FOREIGN CURRENCIES: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

     The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser") provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2005 and the Investment Adviser reimbursed the Fund $912,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2005, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $36,448,117 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $338,214 to Ruane, Cunniff & Goldfarb LLC., the Fund's distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2005.

     In October 2005, the Advisory Agreement was terminated as a result of its assignment due to the death of a control person of the Investment Adviser, under the provisions of the Advisory Agreement and as required by the 1940 Act. The Fund's Board of Directors approved an interim advisory contract between the Fund and the Investment Adviser with substantially identical terms of the Advisory Agreement. On December 12, 2005, the Board of Directors approved a new investment advisory contract between the Fund and the Investment Adviser effective March 1, 2006, subject to stockholder approval, with substantially identical terms of the Advisory Agreement.

NOTE 3--PORTFOLIO TRANSACTIONS:

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2005 were $268,212,483 and $570,660,120, respectively. Included in proceeds of sales is $296,818,473 representing the value of securities distributed as in-kind payment of redemptions, resulting in realized gains of $211,919,666.

     At December 31, 2005 the aggregate gross unrealized appreciation and depreciation of securities for federal income tax purposes were $2,257,949,727 and $1,961,724, respectively.

NOTE 4--CAPITAL STOCK:

     At December 31, 2005 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                   2005                                2004
                                                     --------------------------------    --------------------------------
                                                         SHARES            AMOUNT            SHARES            AMOUNT
                                                     --------------    --------------    --------------    --------------
Shares sold                                                 676,222    $  103,672,116           937,018    $  142,174,969
Shares issued to stockholders on reinvestment of:
   Net investment income                                         --                --                --                --
   Net realized gain on investments                       1,281,840       198,753,650            31,351         4,737,104
                                                     --------------    --------------    --------------    --------------
                                                          1,958,062       302,425,766           968,369       146,912,073
Shares repurchased                                        3,424,141       528,101,181         3,435,889       518,347,456
                                                     --------------    --------------    --------------    --------------
Net (decrease)                                           (1,466,079)   $ (225,675,415)       (2,467,520)   $ (371,435,383)
                                                     ==============    ==============    ==============    ==============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2005 permanent differences primarily due to a net investment loss not deductible for tax purposes and realized gains on redemptions in kind not recognized for tax purposes resulted in a net decrease in net accumulated investment loss of $17,228,982 and undistributed net realized gains of $211,922,423 with a corresponding increase in paid in surplus of $194,693,441. These reclassifications had no effect on net assets.

     The tax character of distributions paid during 2004 and 2005 was as follows:

                                                        2005              2004
                                                  ---------------   ---------------
Distributions paid from:
Ordinary income                                   $            --   $            --
Long-term capital gains                               245,091,727         5,637,360
                                                  ---------------   ---------------
     Total distribution                           $   245,091,727   $     5,637,360
                                                  ===============   ===============

     As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain                                        $       978,558
Unrealized appreciation                                               2,255,988,003
                                                                    ---------------
                                                                    $ 2,256,966,561
                                                                    ===============

NOTE 6--DIRECTORS FEES AND EXPENSES:

     Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2005 was $244,950.

NOTE 7--AFFILIATED COMPANIES:

     Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." As of December 31, 2004, the Fund held two investments which were affiliated companies as defined above. The summary of transactions for each affiliate during the year ended December 31, 2005 is provided below:

                                        PURCHASES                       SALES
                               ---------------------------   ---------------------------     REALIZED       DIVIDEND
AFFILIATE                         SHARES          COST          SHARES          COST           GAIN          INCOME
---------                      ------------   ------------   ------------   ------------   ------------   ------------
Ethan Allen Interiors, Inc.              --             --      1,855,059   $ 48,080,846   $ 13,836,830   $    802,615
Mohawk Industries Inc.                   --             --        180,741   $  8,122,356      7,398,018             --
                                                                                           ------------   ------------
                                                                                           $ 21,234,848   $    802,615
                                                                                           ============   ============

     As of December 31, 2005, the Fund had no investments in companies that would be deemed to be affiliated companies.

NOTE 8--FINANCIAL HIGHLIGHTS:

                                                                         YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                   2005           2004           2003           2002           2001
                                                ----------     ----------     ----------     ----------     ----------
Per Share Operating Performance (for a share
 outstanding throughout each year)
Net asset value, beginning of year              $   154.27     $   147.61     $   126.63     $   130.24     $   122.09
                                                ----------     ----------     ----------     ----------     ----------
Income from investment operations:
Net investment (loss)/income                         (0.75)         (0.58)         (0.62)         (0.41)          0.97
Net realized and unrealized
 gains (losses) on investments                       12.57           7.45          22.21          (3.03)         11.52
                                                ----------     ----------     ----------     ----------     ----------
    Total from investment operations                 11.82           6.87          21.59          (3.44)         12.49
                                                ----------     ----------     ----------     ----------     ----------
Less distributions:
Dividends from net investment income                 (0.00)         (0.00)         (0.00)         (0.01)         (0.97)
Distributions from net realized gains               (10.64)         (0.21)         (0.61)         (0.16)         (3.37)
                                                ----------     ----------     ----------     ----------     ----------
    Total distributions                             (10.64)         (0.21)         (0.61)         (0.17)         (4.34)
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                    $   155.45     $   154.27     $   147.61     $   126.63     $   130.24
                                                ==========     ==========     ==========     ==========     ==========
Total Return                                          7.78%          4.66%         17.12%         -2.64%         10.52%

Ratios/Supplemental data

Net assets, end of year (in millions)           $  3,573.3     $  3,772.4     $  3,973.6     $  3,905.1     $  4,230.1
Ratio to average net assets:
 Expenses                                              1.0%           1.0%           1.0%           1.0%           1.0%
 Net investment income (loss)                         -0.5%          -0.4%          -0.5%          -0.3%           0.8%
Portfolio turnover rate                                  8%             6%             3%             8%             7%

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

     The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                             OTHER
                                                   TERM OF OFFICE AND            PRINCIPAL               DIRECTORSHIPS
                             POSITION HELD           LENGTH OF TIME          OCCUPATION DURING              HELD BY
NAME, AGE, AND ADDRESS         WITH FUND                 SERVED                 PAST 5 YEARS                DIRECTOR
----------------------         ---------                 ------                 ------------                --------
Richard T. Cunniff, 82     Vice Chairman &         Term -- 1 Year &         Vice Chairman &              Sturm,
767 Fifth Avenue           Director                Length of Time           Director of Ruane,           Ruger &
New York, NY 10153                                 served -- 35 Years       Cunniff & Goldfarb           Company, Inc.
                                                                            Inc.

Robert D. Goldfarb, 61     President & Director    Term -- 1 Year &         Chairman &                   None
767 Fifth Avenue                                   Length of Time           Director of Ruane,
New York, NY 10153                                 served -- 27 Years       Cunniff & Goldfarb
                                                                            Inc.

David M. Poppe, 41         Executive Vice          Term -- 1 Year &         President & Director         None
767 Fifth Avenue           President & Director    Length of Time           of Ruane, Cunniff &
New York, NY 10153                                 served -- 3 Years        Goldfarb Inc.

Joseph Quinones, Jr., 60   Vice President,         Term -- 1 Year &         Vice President,              None
767 Fifth Avenue           Secretary,              Length of Time           Secretary,
New York, NY 10153         Treasurer & Chief       served -- 10 Years       Treasurer & Chief
                           Compliance Officer                               Compliance Officer
                                                                            of Ruane, Cunniff &
                                                                            Goldfarb Inc.

Francis P. Matthews, 83    Director                Term -- 1 Year &         Retired                      None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 33 Years

C. William Neuhauser, 79   Director                Term -- 1 Year &         Retired                      None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 31 Years

Robert L. Swiggett, 83     Director                Term -- 1 Year &         Retired                      None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 35 Years

Sharon Osberg, 56          Director                Term -- 1 Year &         Consultant Internet          None
767 Fifth Avenue                                   Length of Time           Mobile Technology
New York, NY 10153                                 served -- 2 Years

Roger Lowenstein, 51       Director                Term -- 1 Year &         Writer major                 None
767 Fifth Avenue                                   Length of Time           Financial and News
New York, NY 10153                                 served -- 7 Years        Publications

Vinod Ahooja, 54           Director                Term -- 1 Year &         Retired                      None
767 Fifth Avenue                                   Length of Time
New York, NY 10153                                 served -- 5 Years

                          APPROVAL OF ADVISORY CONTRACT

     The previous advisory contract between Sequoia Fund, Inc. (the "Corporation") and Ruane, Cunniff & Goldfarb Inc. (Adviser) terminated in early October 2005 as a result of its assignment due to the death of Mr. William J. Ruane, a control person of the Adviser. On October 14, 2005, the Board of Directors of the Corporation, including a majority of the independent directors, considered and approved an interim advisory contract between the Corporation and the Adviser at a special meeting convened for that purpose.

     At a meeting held on December 12, 2005, the Board of Directors of the Corporation, including a majority of the independent directors, evaluated and approved a new advisory contract between the Corporation and the Adviser that would replace the interim advisory contract. In order for this new contract to take effect, stockholders of the Corporation must approve the contract. A stockholders' meeting is scheduled for February 24, 2006. A proxy statement describing the reason for the stockholders' meeting and soliciting proxies for the meeting was sent to stockholders on or about December 22, 2005.

     BOARD CONSIDERATIONS IN APPROVING THE ADVISORY CONTRACT

     In approving the advisory contract, the directors considered all information they deemed reasonably necessary to evaluate the terms of the contract. The directors focused on the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services.

     The directors' evaluation of the quality of the Adviser's services took into account written analyses of the profitability of the Corporation and the Corporation's performance under the Adviser's management. The directors noted that the Corporation over short-term periods, specifically the 3-month, 9-month and 1-year periods ended September 30, 2005, underperformed as compared to the Standard & Poor's Composite 500(R) Index (the "S&P Index") and the Dow Jones Industrial Average ("DJIA"). The directors noted, however, that the Corporation performed well over longer periods of time as compared to the S&P Index and DJIA.

     The directors also reviewed the Corporation's performance in light of reports provided periodically by the Adviser in meetings with the Corporation's audit committee. And, the directors considered the Corporation's performance in light of the Adviser's compliance with investment policies and legal and regulatory requirements.

     The directors examined the fees to be paid to the Adviser under the contract and the Corporation's overall expense ratios. They noted that under the contract the Adviser would reimburse the Corporation for the amount, if any, by which the operating expenses of the Corporation exceeds the sum of 1-1/2% of the average daily net assets up to $30,000,000 plus 1.00% of the average daily net assets in excess of $30,000,000. They also took into consideration the fact that the Corporation is closed to new investors. The directors determined that the fees were reasonable in light of the services provided by the Adviser and the fees charged by other advisers to similar funds offering similar services.

     The directors considered that Mr. Robert D. Goldfarb and Mr. David M. Poppe would co-manage the Corporation. The directors further considered the Adviser's representation that it had no current plans to change the manner in which it managed the Corporation and the Adviser's assurances that it would continue to
(i) have the expertise and resources necessary to provide the advisory and administrative services required by the Corporation and (ii) implement and refine its internal control and compliance program for the Corporation.

     The directors considered other benefits to the Adviser as a result of its relationship with the Corporation. The directors noted that Ruane, Cunniff & Goldfarb LLC, a wholly-owned subsidiary of the Adviser, serves as the

Corporation's principal underwriter. The directors also reviewed the aggregate commissions paid to Ruane, Cunniff & Goldfarb LLC for executing securities transactions for the Corporation.

     In evaluating the aforementioned considerations, the directors did not identify any single factor as all-important or controlling in their evaluation of the contract. The directors, including the independent directors, concluded that the terms of the contract were fair and reasonable and that the Adviser's fees are reasonable in light of the services provided to the Corporation and the benefits received by the Adviser. Based upon such conclusions, the directors, including a majority of the independent directors, approved the contract and recommended that it be presented to stockholders for their approval at the meeting of stockholders to be held on February 24, 2006.

                                OTHER INFORMATION

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund_reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov.

          SEQUOIA FUND, INC.
          767 FIFTH AVENUE, SUITE 4701
          NEW YORK, NEW YORK 10153-4798
          WEBSITE: www.sequoiafund.com

          DIRECTORS
            Richard T. Cunniff
            Robert D. Goldfarb
            David M. Poppe
            Vinod Ahooja
            Roger Lowenstein
            Francis P. Matthews
            C. William Neuhauser
            Sharon Osberg
            Robert L. Swiggett

          OFFICERS
            Richard T. Cunniff         -- VICE CHAIRMAN
            Robert D. Goldfarb         -- PRESIDENT
            David M. Poppe             -- EXECUTIVE VICE PRESIDENT
            Joseph Quinones, Jr.       -- VICE PRESIDENT, SECRETARY, TREASURER &
                                          CHIEF COMPLIANCE OFFICER

          INVESTMENT ADVISER
            Ruane, Cunniff & Goldfarb Inc.
            767 Fifth Avenue, Suite 4701
            New York, New York 10153-4798

          DISTRIBUTOR
            Ruane, Cunniff & Goldfarb LLC
            767 Fifth Avenue, Suite 4701
            New York, New York 10153-4798

          CUSTODIAN
            The Bank of New York
            MF Custody Administration Department
            One Wall Street, 25th Floor
            New York, New York 10286

          REGISTRAR AND SHAREHOLDER SERVICING AGENT
            DST Systems, Inc.
            P.O. Box 219477
            Kansas City, Missouri 64121

          LEGAL COUNSEL
            Seward & Kissel
            One Battery Park Plaza
            New York, New York 10004

              This report has been prepared for the information of
                       shareholders of Sequoia Fund, Inc.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2005             December 31, 2004
                             -----------------             -----------------
Audit Fees                        $45,000                       $39,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $4,500                        $4,000
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) No services included in (b)-(d) were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 and $54,120, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered to its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant and that were not pre-approved and determined that those services are compatible with maintaining the independent auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 28, 2006

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  February 28, 2006